SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 22, 2004

Date of Report

(Date of earliest event reported)

SumTotal Systems, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50640	42-1607228
(Commission File No.)	(IRS Employer Identification Number)

2444 Charleston Road

Mountain View, California 94043

(Address of Principal Executive Offices)

(650) 934-9500

(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

99	Registrant’s investor call transcript dated March 22, 2004*

*	Furnished, not filed.

Item 9. Regulation FD Disclosure

Attached hereto as Exhibit 99 and incorporated by reference herein is the transcript for the investor call held by SumTotal Systems, Inc. on March 22, 2004, and forward-looking statements relating to such call. The information in this report shall not be incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, and the information in this report shall not be treated as filed for purposes of the Securities Act of 1993, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 22, 2004

SumTotal Systems, Inc

By:	/s/ Neil J. Laird
Name:	Neil J. Laird
Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

(a	)	Financial Statements of Businesses Acquired

Not applicable.

(b	)	Pro Forma Financial Information

Not applicable.

(c	)	Exhibits

99		Transcript of SumTotal Systems, Inc. investor call dated March 22, 2004.